Exhibit 99.2

Q3 2017 Earnings Report & Company Updates Thursday – November 9, 2017 08:30am Eastern CEO: Panna Sharma webcast link: http://public.viavid.com/player/index.php?id=127177

Forward-Looking Statements These slides may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in revenues, margins, research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. tests and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, maintenance of intellectual property rights and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2016 and the Form 10-Q for the Quarter ended September 30, 2017 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements. p.2

Everything we do is focused on 1 KEY idea .. deliver innovation & patient value by providing the most comprehensive capabilities For precision oncology development.

Q3 Revenue Amounts in $ millions Revenue & Growth Highlights p.4 4-Year CAGR 52% $8.0M 4-Year CAGR 42% Full year Revenue Amounts in $ millions $6.6M $10.2M $18.0M $27M 2013 2014 2015 2016 $1.5M $4.2M $7.0M Q3 2014 Q3 2015 Q3 2016 Q3 2017

Revenue & Operating Expenses Amounts in $ millions Driving Operational Efficiency and a Clear Path to Profitability Response Acquisition Operating expenses decreased by $2.3 million for the first 9 months of 2017 over the same period in 2016 based on streamlining operations. ~$200k of G&A expense increase due to one-time costs related to vivoPharm acquisition Expect improvements in top line, with incremental reductions in operating expenses during 2017 to continue margin expansion. p.5 Q3 2016 Q3 2017 ▲ Research & Development $1.6 $1.0 -38% Sales & Marketing $1.0 $1.3 23% General & Administrative $3.7 $4.3 17% Total Op. Expenses $6.3 $6.6 4% Q3 Operating Expenses (Amounts in $ millions) vivoPharm Acquisition $4.0 $5.5 $6.1 $7.0 $6.8 $7.2 $7.0 $6.6 $8.0 $6.5 $7.9 $7.1 $6.7 $6.3 $6.5 $5.6 $5.7 $6.6 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Revenue Operating Expenses

p.6

Revenues By Market & Customer Category


51%
36%
12%
Q3
2017
$8.0M
56%
40%
4%
Q3
2016
$6.8M

$4.2M BIOPHARMA SERVICES

- Supports over 190 clinical trials and studies focused on Solid Tumor and Blood Cancers, including 52 for immuno-oncology indications.

$2.9M CLINICAL SERVICES

- 11% increase in test count, driving a 7% increase in clinical revenue over Q3 2016 due to enhanced portfolio in immuno-oncology and liquid biopsies.

$1.0M DISCOVERY SERVICES

[INCLUDES PARTIAL QUARTER OF VIVOPHARM REVENUE]

- Significant progress in the integration of *vivo*Pharm, driving support for molecular testing and bioinformatics for pre-clinical initiatives and therapeutic discovery.

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2017 Earnings Call

Q3 2017 Financial Highlights Revenues of $8.0 million, 19% increase over $6.8 million in Q3 2016. Biopharma Services increased 10%; Clinical Services increased by 7%; and Discovery Services grew 280% year-over-year. Total Operating Expenses were $6.6 million, an increase of 4% from $6.3 million during Q3 of 2016, and was largely driven by vivoPharm acquisition and integration expenses, reorganization of technology, and ongoing portfolio development. Sales and Marketing expenses increased by 18% from $1.1 million to $1.3 million year-over-year, due to focused investment into sales initiatives for both Clinical and Biopharma Services. Contracted revenue with biotechnology and pharma companies grew 134% to $8.2 million in the quarter over $3.5 million during 2016 GAAP net loss improved by 83% to $0.6 million in Q3 2017 compared to $3.7 million in Q3 2016. Cash and cash equivalents of $4.8 million as of September 30, 2017. p.7

Q3 2017 Business Highlights

p.8

- **Frost & Sullivan acclaimed** CGI's advanced **genomic & biomarker technologies** that drive industry innovation in support of precision cancer treatment.
- Presented at **2017 Disruptive Growth Company Showcase**, **The MicroCap Conference**, and hosted panel discussion on **"The Convergence of Artificial Intelligence and Healthcare – New Developments in Precision Medicine"**.
- Continued successful **integration** of acquired **global oncology** and **Immuno-Oncology Discovery Services** Company, ***vivo*Pharm Pty Ltd**.
- Announced **25th contract** win to provide **testing** and **diagnostic services** for **combination Immuno-Oncology clinical trials**.
- Launched **AntigenID™** solidifying CGI's position as precision oncology leader in the field of **Immuno-Oncology Therapy & Drug Development**.
- Named one of the **Top 10 Drug Discovery & Development Solution Providers** by Panel of Industry Experts at Pharma Tech Outlook.
- Ongoing development of CGI's **Artificial Intelligence** program, **CGI Match**, and gaining select market feedback.

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2017 Earnings Call

Income Statement Items ($ in Thousands) Q3 2016 Q3 2017 9 mos 2016 9 mos 2017 Revenue $6,750 $8,028 $19,819 $21,598 Gross Profit $2,306 $3,440 $6,987 $8,767 Gross Margin (%) 34% 43% 35% 41% Research & Development (R&D) $1,594 $981 $4,806 $3,080 Sales & Marketing (S&M) $1,054 $1,301 $3,731 $3,437 General & Administrative (G&A) $3,701 $4,346 $11,677 $11,352 Operating (Loss) ($4,043) ($3,188) ($13,227) ($9,102) Net (Loss) ($3,745) ($633) ($13,027) ($12,979) Change in Fair Value of Derivative Securities (730) (2,895) (848) 4,041 Adjusted Net (Loss) (non GAAP)+ (4,475) (3,528) (13,875) (8,938) Summary Statement of Operations +This is non GAAP measure. The above table represents non-GAAP measures that management believes, given its magnitude, represents its earnings per share as unaffected by non-operating valuation adjustments to derivative instruments resulting from the Company’s change in its share price, among other related factors. p.9

Biotech and Pharma Highlights: Strong Year over Year & Quarterly Progress Biopharma bookings to billing ratio of 1.6 on $8.2M of Q3 2017 bookings Record quarterly biopharma bookings of $8.2M, up 134% year over year expected to drive future revenue increases 59% increase in biopharma projects from 120 to 191 projects 12% increase in biopharma projects from 170 to 191 projects 86% increase from 28 to 52 immuno-oncology projects 13 additional immuno-oncology projects with biopharma partners, many with combination trials Annual Progress Quarterly Progress p.10 0.9 2.2 1.6 0 0.5 1 1.5 2 2.5 Q3 2016 Q2 2017 Q3 2017 BOOKINGS TO BILLING RATIO 120 170 191 50 70 90 110 130 150 170 190 210 Q3 2016 Q2 2017 Q3 2017 TOTAL ACTIVE PROJECTS 28 39 52 0 20 40 60 Q3 2016 Q2 2017 Q3 2017 ACTIVE I/O PROJECTS

p.11

Industry Leading Capabilities in Expanding Field of Immuno-Oncology

NEW SERVICE OFFERING **AntigenID™**

Launched Neoantigen identification service to accelerate Immuno-Oncology drug identification, development and repurposing.

- Based on neoantigen identification technology utilizing **unique** and **comprehensive sequencing combinations** and sophisticated bioinformatics algorithms and computational workflows.
- **Identification** of the right set of neoantigens that are **potent** and **generate** a robust **response** will significantly increase the effectiveness of IO therapies.
- **Predict patient-specific immune therapy response**, and help create personalized immuno-vaccines


Pathology Histology
NGS: Exome / Oncology Panel
HLA Type
Identify Somatic Mutations TMB & MSI
Confirm Expressed Somatic Mutations
Epitope Prediction
NGS: Whole Transcriptome Confirm by Sanger
Immune Repertoire (PMBCs)
Neoantigen Validation
KEY:
DNA Analysis
RNA Analysis
Bioinformatic Analysis

Immuno-oncology therapy and drug development expected to grow to nearly $200 Billion by 2021.

Source: MarketsandMarkets Global Forecast to 2021. http://www.marketsandmarkets.com/Market-Reports/cancer-immunotherapy-market-197577894.html

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2017 Earnings Call

p. 12

2017 Goals

- ✓ Hereditary Cancer Testing Panels
- ✓ Artificial Intelligence Engine to Improve Clinical Trial Matching
- ✓ Expand Biopharma Partnerships
- ✓ Liquid Biopsy for Lung Cancer
- ✓ Immuno-Oncology NGS Panel
- ✓ Multiple Myeloma NGS Panel [Mayo]
- ✓ Further Expansion in Asia-Pacific
- ✓ Integration of vivoPharm
- ✓ Launch IO capabilities for Drug Discovery & Repurposing
- ○ Develop Genetic Counselor Network
- ○ Expand Hereditary Service Offering
- ○ Liquid Biopsy for Kidney Cancer
- ○ Bioinformatics Center of Excellence in India

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2017 Earnings Call

www.cgix.com www.cancergenetics.com CGI Headquarters 201 Route 17 North Rutherford, NJ 07070 Phone: +1 201-528-9200 RUTHERFORD, NJ, USA #3-1-135/1A CNR Complex Mallapur Main Road, R.R. Dst. Hyderabad – 500 076, Telangana Phone: +91 040-2717-8178 HYDERABAD, INDIA Research Triangle Park 133 Southcenter Court Morrisville, NC 27569 Phone: +1 919-465-0100 RALEIGH, NC, USA 781 Cai Lun Road, Room 803 Shanghai 201203 P.R. China Phone: +86 21-5049-5700 SHANGHAI, CHINA LOS ANGELES, CA, USA 1640 Marengo Street Fourth Floor Los Angeles, CA 90033 Phone: +1 323-224-3900 Grillparzerstrasse 25 81675 Munich Germany Phone: +49 891-2228-7690 MUNICH, GERMANY HERSHEY, PA, USA 1214 Research Boulevard Hummelstown, PA 17036 Phone: +1 717-798-9990 240 Plenty Rd, Level 3, Suite S29 Bundoora, VIC 3083 Australia Phone: +61 3-9988-1800 MELBOURNE, AUSTRALIA